UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                      811-21423

The Gabelli Dividend & Income Trust
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Dividend & Income Trust

Third Quarter Report — September 30, 2012

Portfolio Management Team

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was 6.4%, compared with a total return of 6.4% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was 10.9%. The Fund’s NAV per share was $18.56, while the price of the publicly traded shares closed at $16.95 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)					Since
					Inception
	Quarter	1 Year	3 Year	5 Year	(11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	6.38%	28.19%	13.35%	0.54%	5.94%
Investment Total Return (c)	10.90	31.69	17.61	2.87	5.27
S&P 500 Index	6.35	30.20	13.20	1.05	5.68
Dow Jones Industrial Average	5.01	26.42	14.40	2.14	6.35(d)
Nasdaq Composite Index	6.54	30.71	14.90	3.95	6.32

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

(d)	From November 30, 2003, the date closest to the Fund’s inception for which data is available.

The Gabelli Dividend & Income Trust

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 93.2%
	Aerospace — 2.1%
140,000	Exelis Inc.	$1,447,600
32,000	Kaman Corp.	1,147,520
114,000	Rockwell Automation Inc.	7,928,700
1,344,000	Rolls-Royce Holdings plc	18,295,611
189,000	The Boeing Co.	13,158,180

		41,977,611

	Agriculture — 0.1%
100,000	Archer-Daniels-Midland Co.	2,718,000

	Automotive — 0.4%
250,000	Ford Motor Co.	2,465,000
21,000	General Motors Co.†	477,750
98,000	Navistar International Corp.†	2,066,820
83,000	PACCAR Inc.	3,322,075

		8,331,645

	Automotive: Parts and Accessories — 1.4%
18,000	BorgWarner Inc.†	1,243,980
409,000	Genuine Parts Co.	24,961,270
62,000	Johnson Controls Inc.	1,698,800

		27,904,050

	Building and Construction — 0.2%
97,000	Fortune Brands Home & Security Inc.†	2,619,970
96,000	Layne Christensen Co.†	1,882,560

		4,502,530

	Business Services — 0.9%
4,000	Clear Channel Outdoor Holdings Inc., Cl. A	23,920
145,000	Diebold Inc.	4,887,950
80,000	Fly Leasing Ltd., ADR	1,080,800
150,000	Intermec Inc.†	931,500
23,000	Macquarie Infrastructure Co. LLC	954,040
19,000	MasterCard Inc., Cl. A	8,578,120
17,000	The Brink’s Co.	436,730
25,000	Thomson Reuters Corp.	721,500

		17,614,560

	Cable and Satellite — 1.6%
74,000	AMC Networks Inc., Cl. A†	3,220,480
366,000	Cablevision Systems Corp., Cl. A	5,801,100
15,000	Cogeco Inc.	547,605
37,000	Comcast Corp., Cl. A, Special	1,287,600
27,000	DIRECTV†	1,416,420
212,000	DISH Network Corp., Cl. A	6,489,320
53,000	EchoStar Corp., Cl. A†	1,518,980
67,000	Liberty Global Inc., Cl. A†	4,070,250
33,000	Liberty Global Inc., Cl. C†	1,861,860
139,000	Rogers Communications Inc., Cl. B	5,615,600
7,000	Time Warner Cable Inc.	665,420

		32,494,635

Shares		Market Value
	Computer Hardware — 0.1%
2,000	Apple Inc.	$1,334,520
10,000	SanDisk Corp.†	434,300

		1,768,820

	Computer Software and Services — 0.7%
2,000	Blucora Inc.†	35,620
33,000	EarthLink Inc.	234,960
4,000	eBay Inc.†	193,640
10,000	Google Inc., Cl. A†	7,545,000
125,000	Microsoft Corp.	3,722,500
13,000	RealD Inc.†	116,220
197,000	Yahoo! Inc.†	3,147,075

		14,995,015

	Consumer Products — 3.4%
15,000	Altria Group Inc.	500,850
210,000	Avon Products Inc.	3,349,500
40,000	Hanesbrands Inc.†	1,275,200
87,000	Harman International Industries Inc.	4,015,920
97,000	Kimberly-Clark Corp.	8,320,660
32,000	Philip Morris International Inc.	2,878,080
840,000	Swedish Match AB	33,964,194
140,000	The Procter & Gamble Co.	9,710,400
75,000	Tupperware Brands Corp.	4,019,250

		68,034,054

	Consumer Services — 0.0%
32,000	Liberty Interactive Corp., Cl. A†	592,000
2,500	Liberty Ventures, Cl. A†	124,100
15,000	Westway Group Inc.†	92,850

		808,950

	Diversified Industrial — 4.0%
95,000	Bouygues SA	2,319,515
125,000	Cooper Industries plc	9,382,500
837,000	General Electric Co.	19,008,270
347,000	Honeywell International Inc.	20,733,250
57,500	ITT Corp.	1,158,625
3,000	Mohawk Industries Inc.†	240,060
71,000	Owens-Illinois Inc.†	1,331,960
30,000	Smiths Group plc	502,366
5,500	Sulzer AG	801,170
20,000	Texas Industries Inc.†	813,000
252,000	Textron Inc.	6,594,840
307,000	Tyco International Ltd.	17,271,820

		80,157,376

	Electronics — 1.4%
102,000	Emerson Electric Co.	4,923,540
757,900	Intel Corp.	17,189,172
105,000	TE Connectivity Ltd.	3,571,050

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares			Market Value
		COMMON STOCKS (Continued)
		Electronics (Continued)
100,000		Texas Instruments Inc.	$2,755,000

			28,438,762

		Energy and Utilities: Electric — 4.0%
66,000		ALLETE Inc.	2,754,840
137,000		American Electric Power Co. Inc.	6,019,780
35,000		Edison International	1,599,150
210,000		Electric Power Development Co. Ltd.	5,527,166
524,000		Great Plains Energy Inc.	11,664,240
211,000		Integrys Energy Group Inc.	11,014,200
514,030		Northeast Utilities	19,651,382
92,000		Pepco Holdings Inc.	1,738,800
162,000		Pinnacle West Capital Corp.	8,553,600
12,000		TECO Energy Inc.	212,880
180,000		The AES Corp.†	1,974,600
75,000		The Southern Co.	3,456,750
137,000		UNS Energy Corp.	5,734,820

			79,902,208

		Energy and Utilities: Integrated — 6.3%
11,000		Alliant Energy Corp.	477,290
74,000		Ameren Corp.	2,417,580
50,000		Avista Corp.	1,287,000
45,000		Black Hills Corp.	1,600,650
40,000		CH Energy Group Inc.	2,608,400
110,000		Chubu Electric Power Co. Inc.	1,433,496
334,000		CONSOL Energy Inc.	10,036,700
110,000		Consolidated Edison Inc.	6,587,900
50,000		Dominion Resources Inc.	2,647,000
106,020		Duke Energy Corp.	6,870,096
100,000		Edison SpA†(a)	64,445
76,000		Endesa SA	1,460,074
400,000		Enel SpA	1,414,583
50,000		Exelon Corp.	1,779,000
74,000		FirstEnergy Corp.	3,263,400
96,000		Hawaiian Electric Industries Inc.	2,525,760
250,000		Hera SpA	403,184
100,000		Hokkaido Electric Power Co. Inc.	812,404
100,000		Hokuriku Electric Power Co.	1,213,480
80,000		Iberdrola SA, ADR	1,442,400
135,000		Korea Electric Power Corp., ADR†	1,676,700
120,000		Kyushu Electric Power Co. Inc.	990,261
55,000		MGE Energy Inc.	2,914,450
34,102		National Grid plc, ADR	1,887,887
231,000		NextEra Energy Inc.	16,246,230
167,000		NiSource Inc.	4,255,160
333,000		OGE Energy Corp.	18,468,180
25,000		Ormat Technologies Inc.	468,750
105,000		Public Service Enterprise Group Inc.	3,378,900
120,000		Shikoku Electric Power Co. Inc.	1,354,690
0	(b)	SunCoke Energy Inc.†	7

Shares		Market Value
121,500	The Chugoku Electric Power Co. Inc.	$1,614,499
45,000	The Empire District Electric Co.	969,750
110,000	The Kansai Electric Power Co. Inc.	859,815
125,000	Tohoku Electric Power Co. Inc.†	1,005,894
140,000	Vectren Corp.	4,004,000
275,000	Westar Energy Inc.	8,156,500
114,000	Wisconsin Energy Corp.	4,294,380
140,000	Xcel Energy Inc.	3,879,400

		126,770,295

	Energy and Utilities: Natural Gas — 4.0%
95,000	AGL Resources Inc.	3,886,450
50,000	Delta Natural Gas Co. Inc.	968,000
160,356	GDF Suez, Strips†	206
19,000	Kinder Morgan Energy Partners LP	1,567,500
179,375	Kinder Morgan Inc.	6,371,382
429,000	National Fuel Gas Co.	23,183,160
330,000	ONEOK Inc.	15,942,300
129,600	Sempra Energy	8,357,904
25,000	South Jersey Industries Inc.	1,323,250
143,000	Southwest Gas Corp.	6,320,600
337,000	Spectra Energy Corp.	9,894,320
42,000	The Laclede Group Inc.	1,806,000

		79,621,072

	Energy and Utilities: Oil — 10.1%
57,000	Anadarko Petroleum Corp.	3,985,440
37,000	Apache Corp.	3,199,390
220,000	BG Group plc, ADR	4,466,000
182,000	BP plc, ADR	7,709,520
69,000	Chesapeake Energy Corp.	1,302,030
196,000	Chevron Corp.	22,845,760
325,700	ConocoPhillips	18,623,526
66,000	Devon Energy Corp.	3,993,000
140,000	Eni SpA, ADR	6,137,600
205,000	Exxon Mobil Corp.	18,747,250
45,000	Hess Corp.	2,417,400
410,400	Marathon Oil Corp.	12,135,528
207,700	Marathon Petroleum Corp.	11,338,343
111,900	Murphy Oil Corp.	6,007,911
223,100	Occidental Petroleum Corp.	19,199,986
400	PetroChina Co. Ltd., ADR	51,664
40,000	Petroleo Brasileiro SA, ADR	917,600
215,850	Phillips 66	10,008,965
220,000	Repsol SA, ADR	4,246,000
220,000	Royal Dutch Shell plc, Cl. A, ADR	15,270,200
640,100	Statoil ASA, ADR	16,508,179
100,000	Sunoco Inc.	4,683,000
155,000	Total SA, ADR	7,765,500

		201,559,792

	Energy and Utilities: Services — 2.5%
185,000	ABB Ltd., ADR	3,459,500

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Services (Continued)
74,000	Cameron International Corp.†	$4,149,180
83,000	Diamond Offshore Drilling Inc.	5,462,230
398,600	Halliburton Co.	13,428,834
10,000	Noble Corp.	357,800
36,000	Oceaneering International Inc.	1,989,000
76,000	Rowan Companies plc, Cl. A†	2,566,520
115,000	Schlumberger Ltd.	8,317,950
38,000	Transocean Ltd.†	1,705,820
610,000	Weatherford International Ltd.†	7,734,800

		49,171,634

	Energy and Utilities: Water — 0.8%
11,000	American States Water Co.	488,730
298,000	American Water Works Co. Inc.	11,043,880
73,000	Aqua America Inc.	1,807,480
90,000	SJW Corp.	2,282,400
12,000	The York Water Co.	220,080
15,000	United Utilities Group plc, ADR	348,750

		16,191,320

	Entertainment — 1.2%
2,000	Liberty Media Corp. - Liberty Capital, Cl. A†	208,340
60,000	Take-Two Interactive Software Inc.†	625,800
90,000	The Madison Square Garden Co., Cl. A†	3,624,300
285,000	Time Warner Inc.	12,919,050
67,000	Viacom Inc., Cl. B	3,590,530
199,000	Vivendi SA	3,880,625

		24,848,645

	Environmental Services — 0.9%
139,200	Progressive Waste Solutions Ltd.	2,863,344
145,000	Republic Services Inc.	3,988,950
20,000	Veolia Environnement SA	215,785
5,000	Waste Connections Inc.	151,250
310,000	Waste Management Inc.	9,944,800

		17,164,129

	Equipment and Supplies — 1.1%
94,000	CIRCOR International Inc.	3,548,500
28,000	Graco Inc.	1,407,840
52,000	Lufkin Industries Inc.	2,798,640
70,000	Mueller Industries Inc.	3,182,900
610,000	RPC Inc.	7,252,900
11,000	Sealed Air Corp.	170,060
100,000	Tenaris SA, ADR	4,077,000

		22,437,840

	Financial Services — 11.9%
104,000	Aflac Inc.	4,979,520
70,000	AllianceBernstein Holding LP	1,078,700
447,200	American Express Co.	25,427,792
230,000	American International Group Inc.†	7,541,700

Shares		Market Value
310,000	Bank of America Corp.	$2,737,300
42,000	BlackRock Inc.	7,488,600
150,770	Citigroup Inc.	4,933,194
90,000	CME Group Inc.	5,157,000
11,000	Deutsche Bank AG	436,150
230,000	Discover Financial Services	9,137,900
101,200	Fidelity National Financial Inc., Cl. A	2,164,668
1,000	Fidelity National Information Services Inc.	31,220
245,000	First Niagara Financial Group Inc.	1,982,050
125,000	H&R Block Inc.	2,166,250
20,000	Hartford Financial Services Group Inc.	388,800
58,000	HSBC Holdings plc, ADR	2,694,680
210,000	Invesco Ltd.	5,247,900
566,000	JPMorgan Chase & Co.	22,911,680
175,000	KKR Financial Holdings LLC	1,758,750
394,000	Legg Mason Inc.	9,723,920
45,000	M&T Bank Corp.	4,282,200
28,000	Moody’s Corp.	1,236,760
295,000	Morgan Stanley	4,938,300
36,000	National Australia Bank Ltd., ADR	951,480
170,000	New York Community Bancorp Inc.	2,407,200
109,000	Northern Trust Corp.	5,059,235
262,000	PNC Financial Services Group Inc.	16,532,200
250,000	SLM Corp.	3,930,000
175,000	State Street Corp.	7,343,000
150,000	T. Rowe Price Group Inc.	9,495,000
704,000	The Bank of New York Mellon Corp.	15,924,480
7,182	The Phoenix Companies Inc.†	220,272
138,000	The Travelers Companies Inc.	9,419,880
130,000	U.S. Bancorp	4,459,000
359,000	Waddell & Reed Financial Inc., Cl. A	11,764,430
573,500	Wells Fargo & Co.	19,802,955
15,000	Willis Group Holdings plc	553,800
34,000	WR Berkley Corp.	1,274,660

		237,582,626

	Food and Beverage — 12.0%
94,000	Beam Inc.	5,408,760
100,000	Campbell Soup Co.	3,482,000
500,000	China Mengniu Dairy Co. Ltd.	1,495,992
135,000	ConAgra Foods Inc.	3,724,650
60,000	Constellation Brands Inc., Cl. A†	1,941,000
300,082	Danone SA	18,475,068
1,600,000	Davide Campari - Milano SpA	12,583,207
1,075,000	DE Master Blenders 1753 NV†	12,950,892
10,000	Diageo plc, ADR	1,127,300
274,000	Dr Pepper Snapple Group Inc.	12,201,220
574,000	General Mills Inc.	22,873,900
20,000	H.J. Heinz Co.	1,119,000
18,000	Heineken Holding NV	874,232
269,000	Hillshire Brands Co.	7,203,820
265,000	ITO EN Ltd.	5,293,888

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
45,000	Kellogg Co.	$2,324,700
375,000	Kikkoman Corp.	5,127,178
20,000	Kraft Foods Inc.	531,000
770,000	Kraft Foods Inc., Cl. A	31,839,500
64,000	Molson Coors Brewing Co., Cl. B	2,883,200
150,000	Morinaga Milk Industry Co. Ltd.	511,276
13,000	Nestlé SA	819,670
2,000	Nestlé SA, ADR	126,420
168,000	NISSIN FOODS HOLDINGS CO. LTD.	6,587,391
1,610,000	Parmalat SpA	3,436,493
339,450	Parmalat SpA, GDR(c)(d)	725,371
206,000	PepsiCo Inc.	14,578,620
62,000	Pernod-Ricard SA	6,956,257
19,700	Ralcorp Holdings Inc.†	1,438,100
19,319	Remy Cointreau SA	2,221,916
692,000	The Coca-Cola Co.	26,247,560
80,000	The Hershey Co.	5,671,200
30,000	Unilever plc, ADR	1,095,600
355,000	Yakult Honsha Co. Ltd.	16,831,112

		240,707,493

	Health Care — 6.1%
20,000	3SBio Inc., ADR†	259,800
144,000	Abbott Laboratories	9,872,640
40,000	AMERIGROUP Corp.†	3,657,200
15,000	AmerisourceBergen Corp.	580,650
236,000	Bristol-Myers Squibb Co.	7,965,000
20,000	Chemed Corp.	1,385,800
50,000	Coventry Health Care Inc.	2,084,500
261,000	Covidien plc	15,508,620
100,000	Eli Lilly & Co.	4,741,000
15,000	Endo Health Solutions Inc.†	475,800
30,000	Express Scripts Holding Co.†	1,880,100
99,000	Johnson & Johnson	6,822,090
13,500	Laboratory Corp. of America Holdings†	1,248,345
15,000	McKesson Corp.	1,290,450
43,000	Mead Johnson Nutrition Co.	3,151,040
70,000	Medicis Pharmaceutical Corp., Cl. A	3,028,900
215,000	Merck & Co. Inc.	9,696,500
210,000	Metropolitan Health Networks Inc.†	1,961,400
40,000	Mylan Inc.†	976,000
25,000	Orthofix International NV†	1,118,750
112,500	Owens & Minor Inc.	3,361,500
60,000	Patterson Companies Inc.	2,054,400
772,000	Pfizer Inc.	19,184,200
25,957	Rochester Medical Corp.†	306,552
75,000	Sanofi, ADR	3,229,500
42,500	Schiff Nutrition International Inc.†	1,028,075
45,000	St. Jude Medical Inc.	1,895,850
20,000	Stryker Corp.	1,113,200
120,000	Sunrise Senior Living Inc.†	1,712,400

Shares		Market Value
100,000	Tenet Healthcare Corp.†	$627,000
43,500	UnitedHealth Group Inc.	2,410,335
71,000	Watson Pharmaceuticals Inc.†	6,046,360
10,000	Zimmer Holdings Inc.	676,200

		121,350,157

	Hotels and Gaming — 0.6%
19,000	Accor SA	633,716
80,000	Boyd Gaming Corp.†	564,800
800,000	Ladbrokes plc	2,232,306
155,000	Las Vegas Sands Corp.	7,187,350
10,000	Wynn Resorts Ltd.	1,154,400

		11,772,572

	Machinery — 0.9%
170,000	CNH Global NV†	6,590,900
90,500	Deere & Co.	7,465,345
134,000	Xylem Inc.	3,370,100

		17,426,345

	Metals and Mining — 1.9%
64,000	Agnico-Eagle Mines Ltd.	3,320,320
250,000	Alcoa Inc.	2,212,500
20,000	Alliance Holdings GP LP	959,000
8,000	BHP Billiton Ltd., ADR	548,880
9,000	Cameco Corp.	175,050
360,000	Freeport-McMoRan Copper & Gold Inc.	14,248,800
285,000	Newmont Mining Corp.	15,962,850
25,000	Peabody Energy Corp.	557,250

		37,984,650

	Paper and Forest Products — 0.7%
389,000	International Paper Co.	14,128,480

	Publishing — 0.0%
16,000	News Corp., Cl. B	396,800

	Real Estate — 0.0%
18,000	Brookfield Asset Management Inc., Cl. A	621,180

	Retail — 3.5%
346,000	CVS Caremark Corp.	16,753,320
142,000	Ingles Markets Inc., Cl. A	2,321,700
207,000	Lowe’s Companies Inc.	6,259,680
105,000	Macy’s Inc.	3,950,100
70,000	Rush Enterprises Inc., Cl. B†	1,176,700
355,000	Safeway Inc.	5,711,950
275,000	Sally Beauty Holdings Inc.†	6,899,750
133,000	The Home Depot Inc.	8,029,210
256,000	Walgreen Co.	9,328,640
30,000	Wal-Mart Stores Inc.	2,214,000
73,000	Whole Foods Market Inc.	7,110,200

		69,755,250

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals — 1.6%
71,000	Air Products & Chemicals Inc.	$5,871,700
54,000	Airgas Inc.	4,444,200
81,000	Ashland Inc.	5,799,600
182,099	E. I. du Pont de Nemours and Co.	9,154,117
440,000	Ferro Corp.†	1,509,200
95,000	Olin Corp.	2,064,350
124,000	The Dow Chemical Co.	3,591,040

		32,434,207

	Telecommunications — 5.7%
502,000	AT&T Inc.	18,925,400
245,000	BCE Inc.	10,765,300
40,000	Belgacom SA	1,220,797
40,000	Bell Aliant Inc.(a)(d)	1,109,688
540,000	Deutsche Telekom AG, ADR	6,658,200
60,000	France Telecom SA, ADR	733,200
195,000	Hellenic Telecommunications Organization SA, ADR†	354,900
40,500	Loral Space & Communications Inc.	2,879,550
160,000	Portugal Telecom SGPS SA	790,974
1,200,000	Sprint Nextel Corp.†	6,624,000
46,184	Telefonica SA, ADR	613,324
100,000	Telefonos de Mexico SAB de CV, Cl. L	79,943
125,000	Telekom Austria AG	883,472
140,870	Telephone & Data Systems Inc.	3,607,681
110,000	Telstra Corp. Ltd., ADR	2,227,500
70,000	TELUS Corp., Non-Voting, Cl. A	4,377,100
883,000	Verizon Communications Inc.	40,238,310
40,000	VimpelCom Ltd., ADR	476,000
371,000	Vodafone Group plc, ADR	10,571,645

		113,136,984

	Transportation — 0.6%
248,000	GATX Corp.	10,525,120
19,500	Kansas City Southern	1,477,710

		12,002,830

	Wireless Communications — 0.5%
82,779	Crown Castle International Corp.†	5,306,134
118,000	United States Cellular Corp.†	4,617,340

		9,923,474

	TOTAL COMMON STOCKS	1,866,635,991

	CONVERTIBLE PREFERRED STOCKS — 0.5%
	Broadcasting — 0.0%
12,588	Emmis Communications Corp., 6.250% Cv. Pfd., Ser. A †	120,593

	Building and Construction — 0.0%
200	Fleetwood Capital Trust, 6.000% Cv. Pfd. †(a)	0

Shares		Market Value
	Energy and Utilities — 0.4%
128,000	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	$6,955,520

	Financial Services — 0.0%
1,500	Doral Financial Corp., 4.750% Cv. Pfd †(a)	184,650

	Telecommunications — 0.1%
54,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	2,444,040

	Transportation — 0.0%
1,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (a)	318,300

	TOTAL CONVERTIBLE PREFERRED STOCKS	10,023,103

	RIGHTS — 0.0%
	Consumer Services — 0.0%
533	Liberty Ventures, expire 10/09/12†	7,221

	Health Care — 0.0%
145,000	Sanofi, CVR, expire 12/31/20†	243,600

	TOTAL RIGHTS	250,821

	WARRANTS — 0.1%
	Energy and Utilities: Natural Gas — 0.1%
312,800	Kinder Morgan Inc., expire 05/25/17†	1,091,672

	Food and Beverage — 0.0%
650	Parmalat SpA, GDR, expire 12/31/15†(a)(c)(d)	113

	TOTAL WARRANTS	1,091,785

Principal Amount

	CORPORATE BONDS — 0.8%
	Aerospace — 0.1%
$ 1,500,000	GenCorp Inc., Sub. Deb., Cv.,
	4.063%, 12/31/39	1,890,938

	Computer Hardware — 0.2%
4,000,000	SanDisk Corp., Cv.,
	1.000%, 05/15/13	3,972,500

	Diversified Industrial — 0.5%
8,800,000	Griffon Corp., Sub. Deb. Cv.,
	4.000%, 01/15/17(d)	8,987,000

	Financial Services — 0.0%
500,000	Janus Capital Group Inc., Cv.,
	3.250%, 07/15/14	531,563

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc.,
	3.250%, 05/15/24†(a)	72,563

	TOTAL CORPORATE BONDS	15,454,564

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 5.4%
$109,225,000	U.S. Treasury Bills,
	0.080% to 0.150%††, 10/04/12 to 04/04/13	$109,203,282

	TOTAL INVESTMENTS — 100.0% (Cost $1,564,405,552)	$2,002,659,546

	Aggregate tax cost	$1,577,386,602

	Gross unrealized appreciation	$507,436,497
	Gross unrealized depreciation	(82,163,553)

	Net unrealized appreciation/depreciation	$425,272,944

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $1,749,759 or 0.09% of total investments.

(b)	Amount represents less than 0.5 shares.
(c)	Illiquid security.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of Rule 144A securities amounted to $10,822,172 or 0.54% of total investments. Except as noted in (c), these securities are liquid.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVR	Contingent Value Right
GDR	Global Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

Geographic Diversification	% of Market Value	Market Value
North America	82.9%	$1,659,988,092
Europe	14.2	284,180,594
Japan	2.4	49,162,551
Asia/Pacific	0.4	7,212,016
Latin America	0.1	2,116,293

Total Investments	100.0%	$2,002,659,546

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities: Integrated	$ 126,705,850	—	$ 64,445	$ 126,770,295
Food and Beverage	239,982,122	$ 725,371	—	240,707,493
Other Industries(a)	1,499,158,203	—	—	1,499,158,203
Total Common Stocks	1,865,846,175	725,371	64,445	$1,866,635,991
Convertible Preferred Stocks:
Building and Construction	—	—	0	0
Transportation	—	318,300	—	318,300
Other Industries (a)	9,704,803	—	—	9,704,803
Total Convertible Preferred Stocks	9,704,803	318,300	0	10,023,103
Rights(a)	250,821	—	—	250,821
Warrants(a)	1,091,672	113	—	1,091,785
Corporate Bonds	—	15,382,001	72,563	15,454,564
U.S. Government Obligations	—	109,203,282	—	109,203,282
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,876,893,471	$125,629,067	$137,008	$2,002,659,546

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

     General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

     Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, protecting the value of its portfolio against uncertainty in the level of future currency exchange rates, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

     Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

underlying security will remain stable or decline during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2012, the Fund held no investments in options.

     Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At September 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

     Futures Contracts. The Fund may engage in futures contracts for the purpose of certain hedging, yield enhancements, and risk management purposes. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2012, the Fund held no investments in futures contracts.

     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of protecting the value of its portfolio against uncertainty in the level of future currency exchange rates or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2012, the Fund held no investments in forward foreign exchange contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2012, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest securities for which the markets are restricted. Restricted securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2012, refer to the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$6,213,956
Capital Loss Carryforward Available through 2017	104,827,934
Capital Loss Carryforward Available through 2018	25,247,050

Total Capital Loss Carryforwards.	$136,288,940

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2011, the Fund deferred capital losses of $737,270.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello

Certified Public Accountant,

BDO USA, LLP

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert

President & Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	Series A Preferred	Series D Preferred
NYSE–Symbol:	GDV	GDV PrA	GDV PrD
Shares Outstanding:	82,827,719	3,048,019	2,542,296

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/27/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/27/12

* Print the name and title of each signing officer under his or her signature.